SUPPLEMENT TO THE STATEMENT OF ADDITIONAL
INFORMATION
             SUPPLEMENT DATED SEPTEMBER 21, 2005
                           TO THE
             STATEMENT OF ADDITIONAL INFORMATION
                           OF THE
                    FUNDS INDICATED BELOW

 The following information supplements certain disclosure in each of the Statements of Additional Information for the Funds listed below.

Recent Developments

 The Funds have received information from Citigroup Asset
Management (CAM) concerning Smith Barney Fund Management
LLC (SBFM) and Salomon Brothers Asset Management Inc
(SBAM), investment advisory companies that are a part of CAM. The Funds receive investment advisory and administrative services from SBAM or SBFM, as the case may be. The information received from CAM is as follows:

 On September 16, 2005, the staff of the Securities and Exchange Commission (the Commission) informed SBFM and
SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

 SBFM and SBAM are cooperating with the Commission.
Although there can be no assurance, SBFM and SBAM believe that these matters are not likely to have a material adverse effect on the Funds or their ability to perform their respective investment advisory services relating to the Funds.

 The Commission staff's recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM's worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.


CitiFunds Trust I

Smith Barney Emerging Markets Equity    January 4, 2005
Fund
SB Adjustable Rate Income Fund          September 28, 2004

Smith Barney Aggressive Growth Fund     December 29, 2004
Inc.
Smith Barney Allocation Series Inc.     May 31, 2005

Balanced Portfolio

Conservative Portfolio

Growth Portfolio

High Growth Portfolio

Income Portfolio

Select Balanced Portfolio               April 29, 2005

Select Growth Portfolio                 April 29, 2005

Select High Growth Portfolio            April 29, 2005

Smith Barney Appreciation Fund Inc.     April 30, 2005

Smith Barney Arizona Municipals Fund    September 28, 2004
Inc.
Smith Barney California Municipals      June 28, 2005
Fund Inc.
Smith Barney Core Plus Bond Fund Inc.   March 18, 2005

Smith Barney Equity Funds               May 31, 2005

Smith Barney Social Awareness Fund

Smith Barney Fundamental Value Fund     January 28, 2005
Inc.
Smith Barney Funds, Inc.

Smith Barney Large Cap Value Fund       April 29, 2005

Smith Barney Short-Term Investment      April 29, 2005
Grade Bond Fund
Smith Barney U.S. Government            April 29, 2005
Securities Fund
Smith Barney Income Funds

Smith Barney Dividend and Income Fund   November 26, 2004

SB Convertible Fund                     November 26, 2004

Smith Barney Diversified Strategic      November 26, 2004
Income Fund
Smith Barney Exchange Reserve Fund      November 26, 2004

Smith Barney High Income Fund           November 26, 2004

Smith Barney Municipal High Income      November 26, 2004
Fund
SB Capital and Income Fund              April 29, 2005

Smith Barney Total Return Bond Fund     November 26, 2004



Smith Barney Institutional Cash         September 28, 2004
Management Fund Inc.
Cash Portfolio

Government Portfolio

Municipal Portfolio

Smith Barney Investment Funds Inc.

Smith Barney Government Securities      April 29, 2005
Fund
Smith Barney Hansberger Global Value    August 29, 2005
Fund
Smith Barney Investment Grade Bond      April 29, 2005
Fund
Smith Barney Multiple Discipline        August 29, 2005
Funds-All Cap Growth and Value Fund
Smith Barney Multiple Discipline        August 29, 2005
Funds-Balanced All Cap Growth and
Value Fund
Smith Barney Multiple Discipline        August 29, 2005
Funds-Global All Cap Growth and
Value Fund
Smith Barney Multiple Discipline        August 29, 2005
Funds-Large Cap Growth and Value
Fund
Smith Barney Multiple Discipline        August 29, 2005
Funds-All Cap and International
Fund
Smith Barney Real Return Strategy       November 8, 2004
Fund
Smith Barney Small Cap Value Fund       January 28, 2005

Smith Barney Small Cap Growth Fund      January 28, 2005

Smith Barney Investment Series

SB Growth and Income Fund               February 25, 2005

Smith Barney International Fund         February 25, 2005

Smith Barney Dividend Strategy Fund     February 25, 2005

Smith Barney Premier Selections All     February 25, 2005
Cap Growth Portfolio
Smith Barney Growth and Income          February 25, 2005
Portfolio
SB Government Portfolio                 February 25, 2005



Smith Barney Dividend Strategy          February 25, 2005
Portfolio
Smith Barney Investment Trust

Smith Barney Intermediate Maturity      March 28, 2005
California Municipals Fund
Smith Barney Intermediate Maturity      March 28, 2005
New York Municipals Fund
Smith Barney Large Capitalization       March 28, 2005
Growth Fund
Smith Barney Mid Cap Core Fund          March 28, 2005

Smith Barney Classic Values Fund        March 28, 2005

Smith Barney S&P 500 Index Fund         April 30, 2005

Smith Barney Managed Municipals Fund    June 28, 2005
Inc.
Smith Barney Massachusetts Municipals   March 29, 2005
Fund
Smith Barney Money Funds, Inc.          April 29, 2005

Cash Portfolio

Government Portfolio

Smith Barney Muni Funds

California Money Market Portfolio       July 29, 2005

Florida Portfolio                       July 29, 2005

Georgia Portfolio                       July 29, 2005

Limited Term Portfolio                  July 29, 2005

Massachusetts Money Market Portfolio    July 29, 2005

National Portfolio                      July 29, 2005

New York Money Market Portfolio         July 29, 2005

New York Portfolio                      July 29, 2005

Pennsylvania Portfolio                  July 29, 2005

Smith Barney Municipal Money Market     July 29, 2005
Fund Inc.
Smith Barney New Jersey Municipals      July 29, 2005
Fund Inc.
Smith Barney Oregon Municipals Fund     August 28, 2005

Smith Barney Sector Series Inc.         February 25, 2005

Smith Barney Financial Services Fund

Smith Barney Health Sciences Fund

Smith Barney Technology Fund

Smith Barney Small Cap Core Fund,       April 29, 2005
Inc.


Smith Barney Trust II

Smith Barney Diversified Large Cap      February 25, 2005
Growth Fund
Smith Barney International Large Cap    April 29, 2005
Fund
Smith Barney Small Cap Growth           February 25, 2005
Opportunities Fund
Smith Barney Capital Preservation       February 25, 2005
Fund
Smith Barney Capital Preservation       February 25, 2005
Fund II
Smith Barney Short Duration Municipal   February 25, 2005
Income Fund
Smith Barney World Funds, Inc.

Smith Barney Inflation Management       February 25, 2005
Fund
International All Cap Growth            February 25, 2005
Portfolio
Greenwich Street Series Fund

Appreciation Portfolio                  April 30, 2005 as
                                      revised September 19,
                                     2005
Capital and Income Portfolio            April 30, 2005 as
                                      revised September 19,
                                     2005
Diversified Strategic Income            April 30, 2005 as
Portfolio                              revised September 19,
                                     2005
Salomon Brothers Variable Growth &      April 30, 2005 as
Income Fund                            revised September 19,
                                     2005
Equity Index Portfolio                  April 30, 2005 as
                                      revised September 19,
                                     2005
Salomon Brothers Variable Aggressive    April 30, 2005 as
Growth Fund                            revised September 19,
                                     2005
Fundamental Value Portfolio             April 30, 2005 as
                                      revised September 19,
                                     2005
Travelers Series Fund Inc.

SB Adjustable Rate Income Portfolio     February 28, 2005

Smith Barney Aggressive Growth          February 28, 2005
Portfolio
Smith Barney High Income Portfolio      February 28, 2005

Smith Barney International All Cap      February 28, 2005
Growth Portfolio
Smith Barney Large Capitalization       February 28, 2005
Growth Portfolio


Smith Barney Mid Cap Core Portfolio     February 28, 2005

Smith Barney Money Market Portfolio     February 28, 2005

Social Awareness Stock Portfolio        June 2, 2005

Smith Barney Large Cap Value            February 28, 2005
Portfolio
Smith Barney Multiple Discipline
Trust
Multiple Discipline Portfolio-All Cap   April 29, 2005
Growth and Value
Multiple Discipline Portfolio-Large     April 29, 2005
Cap Growth and Value
Multiple Discipline Portfolio-Global    April 29, 2005
All Cap Growth and Value
Multiple Discipline                     April 29, 2005
Portfolio-Balanced All Cap Growth
And Value
Consulting Group Capital Markets
Funds
Government Money Investments            December 29, 2004

Municipal Bond Investments              December 29, 2004

Large Capitalization Value Equity       December 29, 2004
Investments
Large Capitalization Growth             December 29, 2004
Investments
Small Capitalization Value Equity       December 29, 2004
Investments
Small Capitalization Growth             December 29, 2004
Investments
International Equity Investments        December 29, 2004

International Fixed Income              December 29, 2004
Investments
Emerging Markets Equity Investments     December 29, 2004

High Yield Investments                  December 29, 2004

Core Fixed Income Investments           December 29, 2004

Variable Annuity Portfolios

Smith Barney Small Cap Growth           April 29, 2005
Opportunities Portfolio

FD